Registration No. 333-63151

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [   ]

Pre-Effective Amendment No. __

[   ]

Post-Effective Amendment No 21

[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [   ]

Amendment No. 22

[X]

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147

(Address of principal executive offices)

Registrant’s Telephone Number: (877) 772-7231

S. Bob Rezaee, 2806 Flintrock Trace, Suite A204, Austin, TX 78738

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

[X]

Immediately upon filing pursuant to paragraph (b)

[   ]

On (date) pursuant to paragraph (b)

[   ]

60 days after filing pursuant to paragraph (a)(1)

[   ]

On (date) pursuant to paragraph (a)(1)

[   ]

75 days after filing pursuant to paragraph (a)(2)

[   ]

On date pursuant to paragraph (a)(2) of Rule 485.

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

Prospectus date of July 30, 2013

8000 Town Centre Drive

Suite 400

Broadview Heights, Ohio 44147

 (877) 772-7231

www.newmarkfunds.com

Ticker Symbol: (NEWRX)

Newmark Risk-Managed Opportunistic Fund is a mutual fund that seeks to generate positive investment returns.  There are no guarantees the Fund will achieve its objective.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Table of Contents
Cover Pages and Table of Content…………………………………………………………………………	1-2
The Fund Summary…………………………………………………………….	3
Investment Objective…………………………………………………………...	3
Fees and Expenses of The Fund………………………………………………..	3
Principal Investment Strategies………………………………………………...	4
Principal Risks………………………………………………………………….	6
The Fund's Past Performance…………………………………………………..	10
Investment Advisor…………………………………………………………….	11
Portfolio Manager………………………………………………………………	11
Purchase and Sale of Fund Shares……………………………………………...	11
Taxes……………………………………………………………………………	11
Payments to Broker-Dealers and Other Financial Intermediaries……………...	12
MORE ABOUT THE FUND AND YOUR INVESTMENT ACCOUNT	12
About the Fund’s Investments………………………………………………….	12
How to Purchase Shares………………………………………………………..	16
How to Redeem Shares………………………………………………………...	18
Investment Management……………………………………………………….	21
Dividends Distributions and Taxes…………………………………………….	22
General Information……………………………………………………………	22
Financial Highlights……………………………………………………………	23
Privacy Policy…………………………………………………………………..	24

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to generate positive investment returns. There are no guarantees the Fund will achieve its objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge imposed on purchases

None

            Maximum Deferred Sales Charge

None

Redemption fee (as a percentage of amounts redeemed within 90 days of purchase)

2.00%

Redemption Fee for Shares Redeemed by Wire Transfer

$20.00

Annual Fund Operating Expenses

(expenses that you pay indirectly each year as a percentage of your investment)

Management Fees	1.95%
Distribution and/or Service Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.14%
Total Annual Fund Operating Expenses	2.09%[1]

1 Total Fund Operating Expenses in the table above do not correlate with the Ratio of Expenses to Net Assets for the fiscal year ended March 31, 2013 as shown in the “Financial Highlights” section of this prospectus.  Total Fund Operating Expenses in the table above include “Acquired Fund Fees and Expenses” which are fees and expenses that the Fund incurs indirectly through its investments in the underlying funds in which it invests.  The Ratio of Expenses to Net Assets for the for the fiscal year ended March 31, 2012 as shown in the “Financial Highlights” section of this prospectus does not take “Acquired Fund Fees and Expenses” into account.

Examples

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year	3 Years	5 Years	10 Years
$212	$655	$1,124	$2,421

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$212	$655	$1,124	$2,421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 841% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks its investment objective by investing generally in equity securities. Equity securities include common stocks and preferred stocks, as well as securities convertible into or exchangeable for common stocks or preferred stocks.  The Fund is a “non-diversified” portfolio and it may invest in companies of any size and market capitalization. The Fund will consider all asset classes including foreign and domestic securities listed on U.S. exchanges, which may include, but are not limited to, investing portfolio assets in equities, Real Estate Investment Trusts (REIT),  Master Limited Partnerships (MLP), preferred stocks, convertibles, emerging market securities, Exchange Traded Funds (ETF), bonds, currencies, money market funds, cash and cash equivalent financial instruments.

To pursue its objective, the Fund will generally trade frequently and will invest in a wide range of financial instruments, market sectors, market capitalization and asset classes including foreign and domestic securities listed on U.S. exchanges.  Investments may include any asset for which there is a liquid market.

The Fund may invest up to 100% of its assets in equity securities indirectly through investments in shares of Exchange Traded Funds (ETFs), and up to 10% of its assets indirectly through investments in Closed End Funds.  The Fund may invest in both traditional and non-traditional ETFs.  Unlike traditional ETFs, which attempt to replicate the performance of an index, non-traditional ETFs poise greater risk as it uses derivatives, such as swaps and futures, to achieve leveraged or inverse returns.  Unexpected results may occur in opposite of what was foreseen and therefore the outcome may be different than anticipated resulting in additional risk.  The Fund’s investments in shares of ETFs may result in substantial investments in issuers of foreign and emerging market securities.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Investment Process. The Fund seeks to take advantage of investment opportunities with attractive risk/return profiles that are undervalued relative to Advisor’s appraised value.  The Fund’s Advisor generally seeks opportunities where it believes Wall Street research is either inadequate or possibly non-existent.  The Advisor focuses typically on undiscovered, neglected, or misunderstood opportunities to generate positive investment returns.   The Fund’s Advisor employs a flexible investment process as it seeks to take advantage of opportunities as they arise.

The Advisor updates and monitors its proprietary model on a daily basis to assess factors it considers critical and most influential to capital market conditions and risk assets.  The factors being monitored include macroeconomic trends, monetary policies, anticipated inflation, interest rates, investor sentiment, market technicals, consumer sentiment, corporate earnings, market volatility trend, market valuation, investment flows and other factors influential to its perception of the outlook for the capital markets. Insights gained from this process combined with the availability of attractive investment opportunities are applied continuously by the Advisor to managing the Fund’s portfolio risk characteristics and its exposure to risk assets, which may result in the Fund’s market and risk exposure varying regularly. The Advisor aims to minimize capital losses during periods of unfavorable market conditions.  Thus, from time to time, the Advisor may take a temporary defensive stance in an attempt to respond to adverse market, economic, political, or other conditions.  The Advisor reduces portfolio risk of the Fund primarily by reducing its holdings of risk assets, increasing cash and cash equivalent holdings, and purchasing fixed income securities.

In making investment decisions for the Fund, the Adviser focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ securities to determine if a company is an attractive investment opportunity.  The Adviser also seeks those equity securities with undervalued assets and growth potential that it believes remain unrecognized by the investment community.

The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a risk/return basis.  Also, the Advisor may sell or reduce a position if it sees the investment theme failing to materialize.

PRINCIPAL RISKS

The price of the Fund’s shares can go up and down substantially.  The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or as a result of poor security selection, which could cause the Fund to underperform other funds with similar investment objectives.  There is no assurance that the Fund will achieve its investment objective and you could lose money.

Derivative Risk.  The risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Issuer Specific Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk.  The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Liquidity Risk.  Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

Management Risk.  There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

Stock Market Risks.  The value of the Fund’s portfolio may be affected by changes in the stock markets.   Stock markets are subject to significant fluctuations in value as a result of political, economic and market developments.   Geographically diverse stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  If a stock market declines in value, the Fund’s share price is likely to decline in value.

Main Risks of Small- and Mid-Cap Stocks. The Fund may invest in equity securities of companies without regard to market capitalization. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years.  While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. These companies may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements.  Securities of small- and mid-size companies may not have established markets for their products or services and may have fewer customers and product lines.  They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions.  Since small- and mid-size companies typically reinvest a high proportion of their earnings in their businesses, they may not pay dividends for some time, particularly if they are newer companies.  Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies.  They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business.  It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Non-Diversification.  The Fund is a “non-diversified” fund.  The Fund is considered “non-diversified” because, compared to other funds, a higher percentage of the Fund’s assets may be invested in the shares of a limited number of companies.  The Fund’s portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a “diversified” fund.

Portfolio Turnover.  The Fund’s portfolio turnover strategy permits it to purchase and sell securities at frequent intervals.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.  The Fund’s portfolio turnover rate has been high in each of its last three fiscal years.

MLP Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Fluctuations in underlying commodity prices that are generally associated with MLPs may unfavorably impact earnings and cash flow distributions. Changes in the regulatory environment could adversely affect the profitability of MLPs.  Rising interest rates could result in a higher cost of capital for MLPs.

REIT (and Other Real Estate Companies) Risk. To the extent the Fund invests in REITs and other real estate companies, its performance will be affected by the performance of the real estate markets and subject to its risks. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain .Most Equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. REIT and other real estate company securities tend to be small- to mid-cap stocks and are subject to the risks of investing in small- to mid-cap stocks. Some of the REIT securities in which a Fund invests may be preferred stock, which receives preference in the payment of dividends.

Currency Risk. To the extent that the Fund invests in securities or other instruments such as ETFs denominated in or indexed to foreign currencies, fluctuation in currency exchange rates are common and will bring an added dimension of risk. Currency fluctuations may negatively impact investment gains or add to investment losses.

Risks of Closed-End Funds. The price of a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in a closed-end fund if the prices of the securities owned by the closed-end fund go down. In addition, (1) the market price of the shares of the closed-end fund may trade at a discount to their net asset value; (2) an active trading market for the shares of the closed-end fund may not develop or be maintained; or (3) trading of the shares of the closed-end fund may be halted if the listing exchange’s officials deems such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risks of Traditional ETFs.  Traditional ETFs attempt to replicate the performance of an index. Although they vary in the risks that they present, certain risks are common to traditional ETFs.  These risks include market risk, asset class risk, concentration risk and management risk.  Market risk is the risk that fluctuations in the price of a particular ETF could result in loss of value.  Asset-class risk is the risk that the types of securities in which a particular ETF invests will underperform other investments.  Concentration risk is the risk that the securities held by an ETF with a more concentrated investment focus will be more susceptible to singular events that do not affect other sectors of the market. Management risk is the risk that a particular ETF will not fully replicate the underlying index, which can result in returns that are less than the returns of the underlying index.

Risks of Non-Traditional ETFs.  Non-traditional ETFs may include “leveraged” ETFs and “inverse” ETFs.  Unlike traditional ETFs, which attempt to replicate the performance of an index, leveraged and inverse ETFs seek investment returns on some basis other than a one-to-one long only relationship to an underlying index.  Non-traditional ETFs use derivatives, such as swaps and futures, to achieve leveraged or inverse returns.  Because non-traditional ETFs seek relational returns, they are structured to “reset” in relation to their underlying indexes as specified reset periods.  This reset feature can cause non-traditional ETFs to have unexpected results over time.  Unexpected results may occur in opposite of what was foreseen and therefore the outcome may be different than anticipated resulting in additional risk. Because the Fund’s investments in ETFs may cause volatility in the Fund’s share price, the risk associated with this investment strategy is considerable. Leveraged ETFs and Inverse ETF may add more risk if the market moves in the opposite direction.

Risks of Foreign Securities. The closed-end funds and ETFs in which the Fund invests may have substantial investments in foreign securities, which can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the closed-end funds or ETFs to decline, the Fund’s share price will decline.

Risks of Emerging Market Securities.  The closed-end funds and ETFs in which the Fund invests may have substantial investments in emerging market securities, which can involve additional risks relating to political, economic or regulatory conditions in those countries.  The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.  The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries.  These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems.  Securities of issuers in these countries may be more difficult to sell at an acceptable price and may be more volatile than securities issued in countries with more mature markets.  Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a country’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country.  Investments in emerging market countries may be considered speculative.

Key Personnel Risk.  If one or more key individuals become unavailable to the investment advisor, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at time when markets conditions are not favorable.

THE FUND’S PAST PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  More recent performance is available by calling the toll-free number on the back of this prospectus and on the Fund’s website at www.newmarkfunds.com.

The Fund’s total return for the fiscal year ending March 31, 2013 was a decline of 20.07%.

During the period shown the highest return for a quarter was 35.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.78% (quarter ended September 30, 2010).

The following table shows the average annual total returns for the Fund’s shares.  After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Your actual after-tax returns, depending on your individual tax situation, may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The performance of the Fund’s shares is compared to that of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Performance of the index includes reinvestment of income, but does not reflect fees, expenses or taxes.  The Fund’s investments vary from those in the index.

Average Annual Total Returns (for the periods ended December 31, 2012 )
	1 Year	5 Years	10 Years
Return Before Taxes	-6.09%	-18.17%	-5.18%
Return After Taxes on Distributions	-6.07%	-18.17%	-5.18%
Return After Taxes on Distributions and Sale of Fund Shares	-5.16%	-14.31%	-4.23%
S & P 500 INDEX (Reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.09%

INVESTMENT ADVISER

Newmark Investment management LLC is the Fund’s investment adviser (“Adviser”).

PORTFOLIO MANAGER

S. Bob Rezaee became the portfolio manager of the Fund on April 30, 2013.

PURCHASE AND SALE OF FUND SHARES

A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Fund.  Shares may be purchased or redeemed through the transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.  Fund distributions may be taxable upon withdrawal from tax deferred accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND

ABOUT THE FUND’S INVESTMENTS

The allocation of the Fund’s portfolio among different types of investments will vary over time. The Statement of Additional Information contains more detailed information about the Fund’s investment strategies, investments and risks.

The Fund’s Principal Investment Strategies and Risks

The Fund seeks its investment objective of opportunistically investing to generate positive returns principally by investing in equity securities.  Equity securities are common stocks and preferred stocks, as well as securities convertible into or exchangeable for common stocks or preferred stocks. The Fund may invest in companies of any size and market capitalization. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject as a whole.

The Fund’s equity securities will typically fit into one of the following four categories:

Fallen Angels: Companies in attractive niches with durable balance sheets and compelling valuations that have experienced a temporary setback and have underperformed in the short term.

Special Situations: Opportunities with attractive characteristics and valuations that are overlooked or under-appreciated by investors or are temporarily out of favor.

Value Momentum Opportunities:  Investments with strong business tailwinds with appealing valuations which are likely to contribute to returns in the near future.

Stable Growth:  Investments with proven track records and reliable earnings characteristics and growth that are considered undervalued by the Advisor.

The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes, or currencies. The most common types of derivatives in which the Fund may invest are generally futures and options contracts; equity, interest rate, index, purchase credit default swap agreements (the Fund will not engage in selling credit default swap agreements); currency rate swap agreements; futures contracts on securities, and securities indices; and options on securities, and securities indices.

The Fund may invest in derivatives to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may from time to time invest in fixed income securities of any credit quality and maturity or unrated securities. The Fund will aim to buy securities that it believes are undervalued.

Options Risk

The Fund will expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading.

Investments in Exchange-Traded Funds and Closed-End Funds

The Fund may invest up to 100% of its assets in exchange-traded funds (ETFs) and up to 10% of its assets in closed-end funds. ETFs and closed-end funds are pooled investment vehicles which provide investors with a fractional, undivided ownership interest in an underlying pool of assets.

The Fund may invest in both “traditional” and “non-traditional” ETFs.  Traditional ETFs are designed to mirror the performance of a broad-based market index such as the Standard & Poor’s 500 Index or some other benchmark.  Non-traditional ETFs are relatively new and highly complex financial instruments which include “leveraged” ETFs and “inverse” ETFs.

Unlike traditional ETFs, leveraged and inverse ETFs seek investment returns on a basis other than a one-to-one long-only relationship to an underlying index.   Leveraged ETFs seek to deliver multiples of the performance of a particular index or benchmark.  Inverse ETFs seek to deliver performance which is the opposite of a particular benchmark. Leveraged and inverse ETFs incorporate a “reset” feature which is designed to achieve the stated investment objective on a daily basis. Because the reset feature can cause these ETFs to have unexpected results over multiple reset periods, investment returns can be unpredictable, especially in volatile markets.

The portfolio manager may emphasize investments in non-traditional ETFs as a hedging strategy during periods of falling stock prices.  However, there are no guarantees that this investment strategy will be successful.

The Fund will limit its investments in any single ETF to 3% of the acquired fund’s voting securities at the time of investment. Any investments made by the Fund, together with other funds and companies controlled by Newmark, will be limited to 10% of the acquired fund’s voting securities at the time of investment. ETFs that have obtained exemptive orders (relieving them of such limits) may sell shares without regard to those limits, provided that they comply with the conditions set forth in those orders. ETFs that have obtained exemptive orders (relieving them of such limits) may sell shares without regard to those limits, provided that they comply with the conditions set forth in those orders, and the Fund may invest in such ETFs in excess of such percentage limits. The Fund will comply with applicable regulatory changes in connection with such investments.

The Fund will limit its investment in securities of any registered closed-end investment company to 1% of the total outstanding voting stock of such closed-end company. While investments in ETFs and closed-end funds offer special investment opportunities for capital appreciation, they are also subject to special risks.

General Risks.  Each of the underlying ETFs and closed-end funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one underlying EFT or closed-end fund than in another, it will have greater exposure to the risks of that underlying ETF or closed-end fund.  There is no guarantee that any of the ETFs or closed-end funds in which the Fund invests will achieve its investment objective.  The Fund’s ability to achieve its investment objective depends largely on its allocation of Fund assets among the underlying ETFs, closed-end funds and other securities in which it invests.

Increased Costs.  When the Fund invests in stocks indirectly through ETFs and closed-end funds, the Fund also incurs indirectly the additional fees and expenses associated with those funds.  These fees and expenses are based on the underlying expense ratios of those funds.  Any material change in the allocation of the Fund’s assets to such funds could increase or decrease the fees and expenses associated with such investments.

Additional Risks of Investments in ETFs and Closed-End Funds. The price of a closed-end fund and ETF can fluctuate within a wide range and the Fund could lose money investing in a closed-end fund or ETF the prices of the securities owned by the closed-end fund or ETF go down. In addition, (1) the market price of the shares of the closed-end fund or ETF may trade at a discount to their net asset value; (2) an active trading market for the shares of the closed-end fund or ETF may not develop or be maintained; or (3) trading of the shares of the closed-end fund or ETF may be halted if the listing exchange’s officials deems such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. To accomplish their objectives, leveraged and inverse ETFs pursue a range of investment strategies through the use of swaps, futures contracts, and other derivative instruments.  These complex financial instruments require close monitoring on a daily basis.  There is no assurance that the Fund’s purchase and sale of these non-traditional ETFs will be beneficial to the Fund’s performance.

Risks of Investments in Foreign Stocks.  The closed-end funds and ETFs in which the Fund invests may have substantial investments in foreign securities which are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements to which U.S. companies are subject.  These differences may make it difficult for an underlying fund to evaluate a foreign company’s operations or financial condition.  Additional risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the closed-end funds or ETFs to decline, the Fund’s share price will decline. Leveraged ETFs and Inverse ETF may add more risk if the market moves in the opposite direction.

Temporary Defensive Investments

The Fund may invest up to 100% of its assets in cash and cash equivalents, high-quality short-term debt securities and money market funds when the Advisor believes that adverse market conditions warrant it.  Actions taken to confront adverse market conditions may include selling Fund’s holdings of risk assets, increasing cash and cash equivalent holdings, purchasing inverse ETFs, purchasing put options on market futures, and shorting securities.  The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund engages in active and frequent trading of portfolio securities.  The Fund has experienced exceptionally high turnover in each of its most recent fiscal years.  The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

Changes to the Fund’s Investment Policies

The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. The Fund’s investment objective and certain of its investment policies described in the Statement of Additional are non-fundamental policies. Significant policies changes will be described in supplements to this prospectus. Shareholders will receive 60 days advance notice of any change in the Fund’s investment objective and/or its investment policy of investing its total assets principally in equity securities. A policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

HOW TO PURCHASE SHARES

Shareholders Accounts

When a shareholder invests in the Fund, Mutual Shareholder Services LLC (“Mutual Shareholder Services”), the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent.  Stock certificates will be issued for full shares only when requested in writing.  Each shareholder is notified of the status of his account following each purchase or sale transaction.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Initial Purchase

The initial purchase may be made by personal check or by wire from the investor’s account in the following manner:

By Check.  The Account Application which accompanies this Prospectus should be completed, signed, and, along with a personal check for the initial investment payable to Newmark Risk-Managed Opportunistic Fund, mailed to:  Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  The Fund will not accept cash, money orders, credit card convenience checks or third party checks.

By Wire.  In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to:  US Bancorp, ABA #042 000 013, for further credit to Account No. 130107148129, Newmark Risk-Managed Opportunistic Fund.  Also provide the shareholder’s name and account number.  In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (877) 772-7231.  The investor’s bank may charge a fee for the wire transfer of funds.  The Fund will not accept third party wire transfers.

Subsequent Purchases

Investors may make additional purchases in the following manner:

By Check.  Checks made payable to Newmark Risk-Managed Opportunistic Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

By Wire.  Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone.  Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder’s account in the Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (877) 772-7231 and identifying their account by number.  Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund.  A confirmation will be mailed and payment must be received within 3 business days of date of purchase.  If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder’s account to reimburse the Fund for the loss.  Payment may be made by check or by wire.  The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder’s account.  This telephone purchase option may be discontinued without notice.

Price of Shares

The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of your purchase order in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt by the Transfer Agent of telephone instructions.  Net asset value per share is computed as of the close of business each day the New York Stock Exchange (NYSE) is open for trading and on each other day during which there is a sufficient degree of trading in the Fund’s investments to affect materially net asset value of its redeemable securities.  The  NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.  The NYSE is closed for certain holidays (e.g. New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and it may close on other days occasionally for certain extraordinary events. All references to time in this Prospectus are to “Eastern Time”.

The assets of the Fund are valued primarily on the basis of market quotations.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation. Fair value estimates are subjective in nature and involves uncertainties and risks, and therefore it is not precise. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

Other Information Concerning Purchase of Shares

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from your account to reimburse itself for any loss.  The Adviser has agreed to hold the Fund harmless from net losses to the Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor.  For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or certified check.

HOW TO REDEEM SHARES

You can redeem some or all of your shares of the Fund on any regular business day. Shares of the Fund will be redeemed at the net asset value per share of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent.  See “Price of Shares.” Because the net asset value of the Fund’s shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares.  Redemption proceeds will be mailed to the shareholder’s registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder’s pre-designated account at a domestic bank.  The shareholder will be charged for the cost of such wire.  If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).  This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier’s check or by wire transfer.

Redemption by Mail

You can redeem shares of the Fund by mail by writing directly to the Funds’ Transfer Agent, Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  The redemption request must be signed exactly as the shareholder’s name appears on the registration form, with the signature guaranteed, and must include the account number.  If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee.  Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians.  A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent.  A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (877) 772-7231.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.  The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

Shares may be redeemed by telephone by calling Mutual Shareholder Services at (877) 772-7231 between 9:00 A.M. and 4:00 P.M.  Eastern Time on any day the New York Stock Exchange is open for trading.  An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (877) 772-7231. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption.  The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine.  If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent.  The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice.  The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

A shareholder who requests that the proceeds of a redemption of $5,000 or more be sent by wire transfer will be charged for the cost of such wire, which is $20.00 as of the date of this Prospectus (subject to change without notice).

The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund’s Investment Adviser, the Fund could be affected adversely by immediate payment.  In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund’s shareholders.

Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days’ written notice, all of the shares of any shareholder if, through redemptions, the shareholder’s account has a net asset value of less than $1,000.  A shareholder will be given at least 30 days’ written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

Abusive Trading Practices

In order to protect shareholders, the Fund discourages excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies.  To discourage excessive trading, effective April 30, 2013, a redemption fee of 2% will be charged on shares of the Fund redeemed 90 days or less from their date of purchase.  The redemption fee is paid directly the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  It is the Fund’s policy to reject purchases where excessive short-term or other abusive trading practices are detected.  Certain accounts (“omnibus accounts”) include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  While the Fund monitors for excessive short-term or other abusive trading practices, there can be no guarantee that the Fund will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

INVESTMENT MANAGEMENT

The Investment Adviser

As of April 30, 2013, the Fund retained as its investment advisor Newmark Investment Management LLC (the “Advisor”), 2806 Flintrock Trace, Suite A204, Austin, Texas 78738, an investment management firm founded in January 2013.

Subject to the oversight of the Fund’s Board of Trustees, the Adviser manages the Fund’s assets, including buying and selling portfolio securities.  The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.  The Adviser receives from the Fund as compensation for its services an annual fee of 1.95% of the Fund’s net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund’s Annual Report to Shareholders dated March 31, 2013.

Portfolio Manager

S. Bob Rezaee became the portfolio manager of the Fund on April 30, 2013.  Previously, Mr. Rezaee was the Head of Equities and Senior Portfolio Manager for Cavanal Hill (CH) Investment Management until December 2012 with responsibility for the day-to-day portfolio management, equity team supervision, research and research oversight for all CH’s equity offerings.  Mr. Rezaee joined CH in 2006 as a Portfolio Manager responsible for research and portfolio management for CH’s Large Cap Core offering.  In August 2007, he was promoted to the Head of Equities at which time he began the process of expanding CH’s equity offering with the launch of CH’s all cap Dividend Equity Strategy in late 2007.  In June 2009, CH launched its Opportunistic Strategy with Mr. Rezaee as its sole portfolio manager.  The Opportunistic Strategy was initially made available to investors as separately managed accounts.  In September 2011, the Opportunistic Strategy was made available to investors by means of mutual fund.

Mr. Rezaee began his investment management career in 1993 as a Research Analyst for Allianz RCM (“RCM”) Capital Management in San Francisco before joining Montgomery Asset Management in 1998 as a Senior Analyst and Portfolio Manager. Mr. Rezaee received a Bachelor of Business Administration in Accounting and in Finance from Texas Tech University.  Prior to joining RCM, Mr. Rezaee was a Senior Financial Analyst for Gap, Inc.

The Statement of Additional Information provides additional information about the portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares.  Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from the Fund are expected to be primarily capital gains distributions.  Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

GENERAL INFORMATION

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund’s securities and cash.  Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, is the Fund’s Transfer, Redemption and Dividend Distributing Agent.

VB&T Certified Public Accountant, PLLC, 250 W. 57th Street, Suite 1632, New York, NY 10107 is the appointed independent registered public accounting firm for the Fund.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information been audited by VB&T Certified Public Accountant, PLLC whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

			Years Ended
	3/31/2013		3/31/2012	3/31/2011	3/31/2010	3/31/2009	3/31/2008

Net Asset Value, at Beginning of Year	$ 2.69		$ 2.58	$ 4.13	$ 4.50	$ 5.55	$ 4.85

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.03)		(0.03)	(0.05)	(0.07)	(0.02)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.51)		0.14	(1.50)	(0.30)	(1.03)	0.68
Total Income (Loss) from Investment Operations	(0.54)		0.11	(1.55)	(0.37)	(1.05)	0.70

LESS dividend & distributions: Distributions from Net Investment Income	0.00		0.00	0.00	0.00	0.00 †	0.00
Distributions from Realized Gains	0.00		0.00	0.00	0.00	0.00	0.00

Total Distributions	0.00		0.00	0.00	0.00	0.00 †	0.00

Net Asset Value, at End of Year	$ 2.15		$ 2.69	$ 2.58	$ 4.13	$ 4.50	$ 5.55

Total Return **	(20.07)%		4.26%	(37.53)%	(8.22)%	(18.87)%	14.43%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 348		$ 318	$ 293	$ 481	$ 581	$ 725
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.15)%		(1.38)%	(1.46)%	(1.27)%	(0.38)%	0.37%
Portfolio Turnover	841%		1135%	1133%	2220%	1881%	1488%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Annual management fee was increased to 1.95% effective April 30th, 2013

† Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

PRIVACY POLICY

In the course of doing business with Newmark Risk-Managed Opportunistic Fund, you share personal and financial information with us.  We treat this information as confidential and recognize the importance of protecting access to it.

Collection of Customer Information

You may provide information when communicating or transacting with us in writing, electronically, or by phone.  For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us.  On occasion, such information may come from consumer reporting agencies and those providing services to us.

Disclosure of Customer Information

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.  We may share that information with companies that perform services for Newmark Risk-Managed Opportunistic Fund. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

Security of Customer Information

We maintain physical, electronic, and procedural safeguards to protect your personal information.  Within Newmark Risk-Managed Opportunistic Fund, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services.

[BACK COVER]

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information.  Additional Information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated April 30, 2013. This document includes additional information about the Fund’s investment policies, risks and operations.  It is incorporated by reference into this Prospectus (which means that it is legally part of this Prospectus).

Annual and Semi-Annual Reports.  Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  The annual report contains a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

How to Get More Information

To obtain the Statement of Additional Information (“SAI”) without charge, call the Fund at (877) 772-7231.  You may also call this number to request the Fund’s Annual Report, to request the Fund’s Semi-Annual Report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and Annual and Semi-annual reports, free of charge, on the Fund’s internet site at www.newmarkfunds.com. In addition, within 60 days after the end of each fiscal quarter, the Fund will provide on this internet site a list of its top portfolio holdings as of the end of such fiscal quarter.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.  Information about the Fund is also available on the EDGAR Database on the Sec’s internet site at www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-1520.

Newmark Risk-Managed Opportunistic Fund

8000 Town Centre Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Investment Company Act File No: 811-8993

STATEMENT OF ADDITIONAL INFORMATION

NEWMARK RISK-MANAGED OPPORTUNISTIC FUND

8000 Town Centre Drive

Suite 400

Broadview Heights, Ohio 44147

(877) 772-7231

Ticker Symbol:  (NEWRX)

Newmark Risk-Managed Opportunistic Fund (the “Fund”) is a non-diversified portfolio of Prasad Series Trust (the “Trust”) an open-end management investment company. This Statement of Additional Information is not a prospectus. It contains additional information about the Fund and supplements information in the Prospectus as of July 30, 2013. It should be read together with the Prospectus. You can obtain a copy of the Fund’s Prospectus by writing to the Fund’s Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling the Transfer Agent at the toll-free number shown above.

The date of this Statement of Additional Information is April 30, 2013.

TABLE OF CONTENTS

CAPTION

PAGE

Cover Page and Table of Content

 1-2

Fund History

     3

Investments and Risks

     3

Management of the Fund

     8

Ownership of Shares

   14

Investment Advisory and Other Services

   15

Brokerage Allocation

   17

Capital Stock and Other Securities

   18

Purchase, Redemption and Pricing of Shares

   19

Taxation of Fund

   20

Performance

   21

Proxy Voting Policy

   21

Financial Statements

   21

FUND HISTORY

The Trust was organized as a business trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated July 31, 1998.  On April 30, 2013, the Fund’s name and its Advisor were changed to Newmark Risk-Managed Opportunistic Fund (formerly Prasad Growth Fund) and Newmark Investment Management, LLC (formerly Mutual Funds Leader, Inc), respectively.

INVESTMENTS AND RISKS

Classification

The Fund is a non-diversified portfolio of the Trust, which is an open-end management investment company.

Investment Strategies and Risks

The Fund has an investment objective of opportunistically investing as it aims for capital appreciation.  The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the Caption “Fund Summary” – “Principal Investment Strategies.”

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Options.  The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges.  Such options may be on individual securities or on indexes.  A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price.  If the market value of the underlying security or index declines, the value of the put option would be expected to rise.  If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price.  If the market value of the underlying security or index rises, the value of the call option would also be expected to rise.  If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

Warrants.  The Fund may invest up to 5% of its net assets in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  If the market value of the underlying security remains the same or declines, the warrant could lose all of its value, resulting in a loss to the Fund.

Futures Contracts.  For the purpose of hedging the Fund’s investment in equity securities or its cash position, the Fund may invest up to 5% of its net assets in futures contracts for the purchase or sale of specific securities or stock indexes.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures are generally bought and sold on commodity exchanges.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.  Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market price of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

Short Sales.  The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market.  However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.  Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund’s net assets.  The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund’ net assets or 2% of the securities of any class of the issuer.  In addition, to secure the Fund’s obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale).  The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short or the market value of the securities at the time they were sold short.  The Fund may make short sales “against the box”, i.e., sales made when the Fund owns securities identical to those sold short.

Fund Policies

The Fund has adopted the following fundamental investment policies and restrictions.  These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  As defined in the Act, the “vote of a majority of the outstanding voting securities” of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.  Except as set forth in the Prospectus or this Statement of Additional Information, the Fund may not:

1.

 Invest more than 25% of the value of such Fund’s total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

2.

Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund’s net assets would be invested in securities that are not readily marketable.

3.

 With respect to 50% of the total assets of the Fund, purchase a security of any issuer (other than cash, money market mutual funds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities) if such purchase would cause the Fund’s holdings of that issuer to amount to more than 5% of the Fund’s total assets.

4.

Invest more than 25% of the value of its assets in a single issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

5.

Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition.

6.

Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 1% of the total outstanding voting stock of such closed-end company.

7.

Invest more than 10% of the Fund’s net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

8.

Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

9.

Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund’s net assets; or pledge the Fund’s securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

10.

Make short sales of securities or maintain a short position, except for: (a) outright short sales not to exceed 25% of the value of the Fund’s net assets; and (b) short sales “against the box”, both in accordance with the Fund’s Investments and Risks as detailed in the Statement of Additional Information, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

11.

Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund’s net assets would be invested in premiums on put and call options, combinations thereof or similar options.

12.

Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

13.

Invest for the purpose of exercising control or management of another issuer.

14.

Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

15.

Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

16.

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

17.

Issue senior securities as defined in the Act.

18.

 Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

Temporary defensive stance will generally result in the Advisor reducing Fund’s holdings in risk assets, increasing cash and cash equivalent holdings, and purchasing fixed income securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

MANAGEMENT OF THE FUND

Oversight Role of the Board of Trustees; Board Composition and Structure

The role of the Board of Trustees in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have responsibility for the day-to-day management of the Fund.   For example, the Adviser has responsibility for managing the Fund’s portfolio, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). In connection with its oversight role, the Board, or a subset of the Board consisting of two independent trustees led by the Lead Independent Trustee, interacts with and receives reports from senior personnel of the Fund’s service providers, which include, among others, senior investment personnel of the Adviser (including personnel with responsibility for management of the Fund’s portfolio), the Fund’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer.  The Board oversees risk as part of its general oversight of the Fund and risk is addressed as part of Board activities. The Fund is subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk). The Board oversees the Fund’s risk managements. In discharging its oversight responsibilities, the Board and its Lead Independent Trustee considers risk management issues throughout the year by periodically reviewing the Fund’s activities with the Adviser. The Adviser will periodically provide information related to portfolio and operational risk including any changes in risk profile and material risk concerning the Fund, where applicable.

S. Bob Rezaee, Chairman of the Board, also serves as the Fund’s Portfolio Manager, the Fund’s Chief Compliance Officer (“CCO”), the Fund’s Chief Financial officer (“CFO”), and the Adviser’s Chief Compliance Officer.  The scope of the Board’s oversight responsibility requires that the Board take these multiple roles into account. The Board recognizes the perceived risk associated with concentration of the responsibilities inherent to the multiple roles. However, the Board believes this risk is mitigated by its continuous access to the Fund’s Independent Registered Public Accountant, its clearing agent, and its Chief Investment and Financial Officer.  The Board’s regular interactions during and between meetings with the Fund’s Advisor and other discussions as appropriate with the Fund’s advisor are intended to facilitate oversight and review of the risk management processes of the Fund.

Although the Board’s does not have any committees, the independent trustees have access to, the Fund’s independent registered public accounting firm, its clearing agent, and the Fund’s Chief Financial Officer. The Fund’s Board is compromised of at least a majority of independent trustees. In discharging its oversight responsibilities, the Board and its Lead Independent Trustee considers and evaluates risk management issues throughout the year by periodically reviewing the Fund’s activities with the Advisor and as appropriate provide guidance.  The Board receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations relating to specific operational and investment functions, such as trading practices (including brokerage allocation and execution) and investment research. From time to time, the Board also receives reports regarding regulatory compliance and governance matters as applicable.  The Advisor will periodically provide information related to portfolio and operational risk including any changes in risk profile and material risk concerning the Fund, and as requested by the Lead Independent Trustee.  The Board has adopted policies and procedures designed to address a variety of operational and compliance matters.  In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio. However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s Portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.

Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that has led the Board to conclude that he should serve as a Trustee of the Fund. Each Trustees qualification and skills on an individual basis and in combination with those of the other Trustees qualification and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board of Trustees will possess collectively the requisite skills and attributes to provide oversight of the Fund and broad supervision over the affairs of the Fund.

Mr. Cerelli serves as an Independent Trustee of the Fund. He is an experienced financial business executive with service in business and finance in various professional capacities since 1983. He is currently the Chief Financial Officer of The Lancashire Group, a privately held California Corporation.  Prior to joining The Lancashire Group, Mr. Cerelli was the Controller for Ross Stores, a publicly held company.  Mr. Cerelli began his career in 1983 as a Credit Analyst at Sprint Corporation.  He holds a Bachelor of Science in Managerial Economics from the University of California at Davis.  Mr. Cerelli many years of business experience as a financial executive, his sound business judgment, strong integrity and personal character, and solid business risk management skills have prepared him to fulfill the responsibilities of an Independent Trustee of the Fund.

Mr. Gaynor serves as an Independent Trustee of the Fund and its Lead Independent Trustee.  He is an experienced investment analyst and portfolio manager.  As a former corporate auditor, Mr. Gaynor also has extensive experience in assessing factors that may contribute to business risk.  He is currently a Senior Investment Analyst at Crown Capital Management, a California based investment management partnership.  Prior to joining Crown Capital, Mr. Gaynor managed PTR Partners, LLC, a California based hedge fund.  He began his investment management career in 1998 as an analyst for Lonestar Partners, LLC.  His corporate career began in 1987 as an Auditor for Coopers & Lybrand.  Mr. Gaynor received his Bachelor Degree in Accounting from the University of Southern California and a Master of Business Administration from Indiana University.  Mr. Gaynor’s strong knowledge of investment management industry, risk mitigation and management experience, solid business judgment, and his integrity have prepared him to fulfill the responsibilities of an Independent Trustee of the Fund.

Mr. Rezaee is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, because he is an officer of Newmark Investment Management LLC.  Mr. Rezaee is the portfolio manager of the Fund as well as the Chairman of the Board.  Previously, Mr. Rezaee was the Head of Equities and Senior Portfolio Manager for Cavanal Hill (CH) Investment Management until December 2012 with responsibility for the day-to-day portfolio management, equity team supervision, research and research oversight for all CH’s equity offerings. Mr. Rezaee began his investment management career in 1993 as a Research Analyst for Allianz RCM (“RCM”) Capital Management in San Francisco before joining Montgomery Asset Management in 1998 as a Senior Analyst and Portfolio Manager. Mr. Rezaee received a Bachelor of Business Administration in Accounting and in Finance from Texas Tech University.  Prior to joining RCM, Mr. Rezaee was a Senior Financial Analyst for Gap, Inc.

Although the Board’s does not have any committees, the independent trustees have access to, the Fund’s independent registered public accounting firm, its clearing agent, and the Fund’s Chief Financial Officer. The Fund’s Board is compromised of at least a majority of independent trustees. In discharging its oversight responsibilities, the Board and its Lead Independent Trustee considers and evaluates risk management issues throughout the year by periodically reviewing the Fund’s activities with the Advisor and as appropriate provide guidance.  The Board receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations relating to specific operational and investment functions, such as trading practices (including brokerage allocation and execution) and investment research. From time to time, the Board also receives reports regarding regulatory compliance and governance matters as applicable.  The Advisor will periodically provide information related to portfolio and operational risk including any changes in risk profile and material risk concerning the Fund, and as requested by the Lead Independent Trustee.  The Board has adopted policies and procedures designed to address a variety of operational and compliance matters.  In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio. However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s Portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.

 The 1940 Act requires that at least 40% of the Fund’s trustees be trustees who are not “interested trustees” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Moreover, in order to rely o rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees  must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, two-thirds of the Fund’s Trustees are Independent Trustees.  Although the Board does not currently have an independent Chairman, the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, and management. The Independent Trustees do not have counsel separate from counsel to the Fund.

The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.  The Board believes that the Fund’s leadership structure is appropriate as it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilities the exercise of the Board’s independent judgment in evaluating of the Fund and the advisor.

As needed, the Adviser discusses management issues regarding the Fund with the Board and its Lead Independent Trustee, soliciting input on many aspects of management, including potential risks to the Fund. The Board and its Lead Independent Trustee periodically make requests as well as receives update on aspects of risk that might affect the Fund and offers advice to management, as appropriate. Through its regular interactions, the Board oversees the risk management parameters for the Fund including any violations of the Code of Ethics and any compliance matter brought to its attention.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

The Board of Trustees has no committees to which specific functions are delegated.  For example, the Board of Trustees does not currently have an Audit Committee or an Audit Committee Financial Expert.  The Board of Trustees believes that, given the relatively small size of the Fund, it is not necessary to have an Audit Committee or an Audit Committee Financial Expert.

Each of the Independent Trustees will serve on the Board for the number of years, during which time he will provide oversight of the Fund’s financial, accounting, regulatory and investment matters and contribute to the deliberations of the Board.

The following table provides biographical information with respect to each current Trustee of the Fund who is not an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
John Cerelli, C/O Newmark Investment Management LLC 2806 Flintrock Trace, Suite A204 Austin, Texas 78738 Age: 52	Trustee	Since April 30, 2013	Chief Financial Officer, Lancashire Group, a privately held California Corporation specializing in security solutions and services.	1	0
Patrick Gaynor C/O Newmark Investment Management LLC 2806 Flintrock Trace, Suite A204 Austin, Texas 78738 Age: 48	Lead Independent Trustee	Since April 30, 2013	Senior Investment Analyst, Crown Capital Management, a California based investment management firm	1	0

 (1) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

The following table provides biographical information with respect to each current Trustee of the Fund who is an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
S. Bob Rezaee 2806 Flintrock Trace, Suite A204 Austin, Texas 78738 Age: 51	Chairman, Chief Financial and Compliance Officer, Trustee	Since April 30, 2013	Senior Portfolio Manager and Head of Equities for Cavanal Hill Investment Management	1	0

S. Bob Rezaee is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act by reason of his positions as President and controlling shareholder of the Fund’s investment adviser, Newmark Investment Management LLC.

No officer, director or employee of Newmark Investment Management LLC (the “Adviser”) receives any compensation from the Trust for serving as an officer or Trustee of the Trust.  In addition, no Trustee who is not an officer, director or employee of the Adviser receives any compensation for serving as such.  The fees paid to the incumbent Trustees for the fiscal year ended March 31, 2012 which are the only compensation or benefits payable to Trustees, are summarized in the table below and no compensation is currently planned.

COMPENSATION TABLE

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee

John Cerelli	$0	$0	$0	$0
Patrick Gaynor	$0	$0	$0	$0
S. Bob Rezaee	$0	$0	$0	$0

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*

None as of 12/31/2012 *
*As of February 1, 2013, Mr. Rezaee dollar equity investment in the Fund is over $100,000.

The Fund and the Investment Advisor have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act.  The code permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

PRINCIPAL  SHAREHOLDERS

As of February 1, 2013 the following persons were known by the Fund to be the beneficial owners of more than 5% of the shares of the Fund:

Name and Address	Percentage of Ownership

Rajendra Prasad IRA 1310 East Ocean Blvd., #1401 Long Beach, CA 90802	13.44%

Coast Hematology Oncology PSPP 701 E. 28th Street, Suite 418 Long Beach, CA 90806 S. Bob Rezaee 2806 Flintrock Trace, Suite A204 Austin, TX 78738	12.26% 29.01%

*S. Bob Rezaee may be deemed to “control” the Fund as a result of his positions with the Investment Adviser.

As of February 1, 2013 all officers and Trustees as a group beneficially owned 29.01% of the outstanding shares of the Fund. Neither John Cerelli nor Patrick Gaynor currently own shares of the Fund as of that date. The Trustees and Officers of the Fund as a “group” may be deemed to control the Fund. Mr. Rezaee is deemed a control person with 29% holding in the Fund.  Shareholders are entitled to one vote for each share held in the Fund with an affirmative vote of the majority of shares of the Fund necessary to attain approval on matters brought forth and in electing Fund’s Trustees.  Therefore, in light of Mr. Rezaee’s large holding in the Fund and his greater voting rights, he is able to exercise considerable control and affect on matters brought forth as opposed to other shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Newmark Investment Management LLC is the investment adviser for the Fund (the “Adviser”). S. Bob Rezaee is the president and a principal shareholder of the Adviser, the Fund’s Portfolio Manager, Chief Financial Officer, Chief Compliance Officer and, therefore, is deemed to be in control of the Adviser.

As compensation for the Adviser’s services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1.95% of the net assets of the Fund.  For the fiscal years ended March 31, 2012, March 31, 2011, and March 31, 2010, the Adviser received management fees from the Fund in the amounts of $4,322, $5,675, and $9,637, respectively.

Subject to the oversight of the Fund’s Trustees, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund.  The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.  In addition, the Adviser furnishes office facilities and clerical and administrative services, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.  In addition, subject to the direction of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the business affairs of the Fund.

Brokerage fees and commissions, taxes, interest and extraordinary expenses are paid by the Fund.

Other Service Providers

The Fund has entered into an Administration Agreement with Mutual Shareholder Services LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147 pursuant to which MSS has agreed to act as the Fund’s Transfer, Redemption and Dividend Disbursing Agent.  As such, MSS maintains the Fund’s official record of shareholders and is responsible for crediting dividends to shareholders’ accounts. In consideration of such services, the Adviser pays MSS an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state’s securities laws, plus out-of-pocket expenses.  In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $21,000 for the first $25,000,000 in net assets, $10,500 for the next $25,000,000 in net assets and $5,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses.  These fees are paid by the Adviser.  For the fiscal years ended March 31, 2012, March 31, 2011, and March 31, 2010, the Adviser paid MSS fees under the Administration Agreement and the Accounting Services Agreement of $10,605 during each of the prior three fiscal years.

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund’s custodian.  As custodian, US Bank maintains custody of the Fund’s cash and portfolio securities.

VB&T Certified Public Accountants, PLLC, 250 W. 57th Street, Suite 1632, New York, NY 10107 has been selected as auditor for the Fund.  In such capacity, VB & T CPAs periodically reviews the accounting and financial records of the Fund and examines its financial statements.

PORTFOLIO MANAGER

Other Accounts Managed

S. Bob Rezaee became the portfolio manager of the Fund on April 30, 2013.  Mr. Rezaee currently does not manage other accounts.

Compensation

Mr. Rezaee currently does not receive any compensation from the Adviser for services rendered. No compensation is provided as the Advisor’s expenses currently exceed the investment management fees paid by the Fund to the Advisor.

Ownership of Shares

As of December 31, 2012, Mr. Rezaee did not beneficially own shares in the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Generally, the Fund discloses its portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form NQ filings made with 60 days after the end of each fiscal quarter with the Securities and Exchange Commission and (iii) on the Fund’s internet site www.newmarkfunds.com within 60 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The Fund will update the web-site within one business day after completing the quarterly NQ filing containing the same information.

In addition to portfolio holdings disclosures made to the public, the Fund provides portfolio information to third party service providers.  As of the date of this Statement of Additional Information, these persons are limited to the Fund’s accounting and transfer agent, Mutual Shareholder Services (full portfolio daily, no lag), custodian, U.S. Bank, N.A. (full portfolio daily, no lag), , independent public accounting firm, VB&T CPAs (full portfolio semi-annually, 15 day lag), and printer (full portfolio, semi-annually, 45 day lag).  When authorized by the Chairman of the Fund, portfolio holdings information may be given more frequently than as just described to third party Fund service providers.  Also, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.  The Fund does not believe that disclosure of portfolio information as described in this paragraph creates any conflict between the interests of Fund shareholders and the interests of the Adviser (or its affiliates).  Any potential conflicts of interest which may arise will be resolved by the Board of Trustees in the best interests of Fund shareholders.  The entities to whom the Fund provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information.  Neither the Fund nor the Advisor (nor its affiliates) receives any compensation in connection with disclosure of information to these parties.

These Fund policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act.  In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Fund are made by the Adviser subject to periodic review and continuing oversight by the Fund’s Trustees.  Portfolio transactions for the Fund are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund’s policy to seek the best overall terms available.  The Investment Advisory and Administration Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion. The advisor currently does not select brokers for the purpose of compensating for research services via commissions.

The Fund’s Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.  Analysis of commission expenses charged by the broker is provided to the Board to determine reasonableness and its competitiveness relative to other brokers. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts.  The Adviser’s fee under the Investment Advisory and Administration Agreement is not reduced by reason of the Adviser’s receiving such brokerage and research services.

During the fiscal years ended March 31, 2012, March 31, 2011, and March 31, 2010, the aggregate amount of brokerage commissions paid by the Fund were $3,635, $5,337, and  $11,736, respectively.  The large decline in the Fund’s brokerage commissions paid in 2011 in comparison to 2010 was due to both a change in the Fund’s broker resulting in a superior commission schedule and a lower portfolio turnover in 2011 as compared to 2010.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for the issuance of an unlimited number of authorized shares of beneficial interest in the Fund.  Shareholders are entitled to one vote for each full and fractional share on such matters as shareholders are entitled to vote.

Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable.  Shares of the Fund have no preemptive, subscription or conversion rights.  The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

Each Shareholder has one vote for each share held irrespective of the relative net asset value of the shares.  Each share has equal dividend, distribution, and liquidation rights.  The voting rights of the Shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all Trustees being voted for and elected.  Shareholders’ right cannot be modified without the majority vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The information pertaining to the purchase and redemption of the Fund’s shares appearing in the Prospectus under the captions “How To Purchase Shares” and “How To Redeem Shares” is hereby incorporated by reference.

The price paid for shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions.  Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the NYSE is open for trading and on each other day during which there is a sufficient degree of trading in the Fund’s investments to affect materially net asset value of its redeemable securities.  The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier than that on some days.  All references to time in this Statement of Additional Information are to “Eastern Time”.

For purposes of computing the net asset value per share of the Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees.  Options having neither a closing bid nor last sale price on the valuation date are priced at zero.  Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost.  All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAXATION OF THE FUND

The Fund intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification as a regulated investment company will result in the Fund’s paying no taxes on net income and net realized capital gains distributed to shareholders.  If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Fund’s transfer agent.  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

PERFORMANCE

From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return.  Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund’s dividends and capital gain distributions are reinvested.  A cumulative total return reflects the Fund’s performance over a stated period of time.  An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period.  Because average annual returns tend to smooth out variations in the Fund’s returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the Dow Jones Industrial Average, S&P 500, NASDAQ Composite or alternative investments such as Treasury Bills.  Also, the Fund may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Bloomberg or Morningstar, Inc.

All performance information is historical in nature and is not intended to represent or guarantee future results.  The value of Fund shares when redeemed may be more or less than their original cost.

Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders which may be obtained from the Fund without charge.

PROXY VOTING POLICY

The Fund has adopted a Proxy Voting Policy setting forth the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities.  A copy of this Proxy Voting Policy is attached to this Statement of Additional Information.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at (877) 772-7231 or on the Funds’ internet site at www.newmarkfunds.com and (2) on the SEC’s internet site at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements as presented in the March 31, 2012 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference.  The financial statements included in the Annual Report for the year ended March 31, 2012 have been audited by VB&T CPAs whose report thereon appears in the Annual Report.  You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet set at www.newmarkfunds.com The Fund’s Annual Report to the shareholders will be filed in June 2013.

PROXY VOTING POLICY

Newmark Risk-Managed Opportunistic Fund (the “Fund”)

Newmark Investment Management LLC (the “Adviser”)

We have adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of the Fund and its shareholders, consistently with stated investment objectives.

We use what we believe are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Advisor or any affiliated person of the Advisor, on the other hand.

Where there is no relevant, inconsistent stated investment objective, we vote proxies relating to the following substantive matters as described with respect to each matter listed below.  Where a proxy proposal is presented which is not listed below, we will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis in the manner which we believe will maximize the client’s investment return.  if we have identified a conflict of interest and have no general proxy voting policy on the matter presented, we will take other reasonable steps to help assure that the votes cast are in the client’s best interests.

Our voting policies are premised on the following principles:

·

maximization of each investment’s return is the primary component of the Fund’s best interests;

·

good corporate governance will help maximize investment returns;

·

increasing shareholder involvement in corporate governance will help maximize investment returns;

·

antitakeover defenses inhibit maximization of investment returns; and

·

self-dealing by or conflicts of interest of company insiders are not in the Fund’s best interests.

Specifically, with regard to the commonly voted on areas shown below, we generally vote as follows:

I.  The Board of Directors

Generally, unless we find an important reason to withhold votes of an uncontested nominee we vote to elect such nominees.  However, in cases of significant votes and when information is readily available, we may also review, before making our decision, such factors as the long-term corporate performance record relative to a relevant market index or indices, the composition of the board and key board committees, the nominee’s investment in the company, director compensation or other factors.

II.  Proxy Contests

Votes in a contested election of directors are evaluated on a case-by-case basis evaluating what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

III.  Auditors

We generally vote in favor of the proposed auditor.

IV.  Anti-Takeover Defenses

Generally, we vote against proposals to institute anti-takeover defenses.

V.  Social and Environmental Issues

Generally, we vote against shareholder social and environmental proposals because our focus is on the economic objectives of the Fund.

VI.  Extraordinary Business Combination Transactions

Votes on mergers and or acquisitions and corporate restructuring proposals or considered on a case-by-case basis, taking into account the following:

·

Anticipated financial and operational benefits

·

Offer price (cost v. premium)

·

Prospects of the resulting company

VII.  Executive and Director Compensation

In general, we vote for executive and director compensation plans which reward the creation of shareholder wealth by having a relatively high payout sensitivity to increases in shareholder value.

PART C

OTHER INFORMATION

Item 28.  Exhibits.

1.

The following exhibit is filed herewith:

J.

Consent of Independent Registered Public Accounting Firm

2.

The following exhibits are incorporated by reference as noted or are not applicable:

Exhibit

Description

a.

Amended and Restated Declaration of Trust. (1)

b.

Amended and Restated By-Laws. (1)

c.

Not Applicable.

d.1.

Investment Advisory and Administration Agreement. (1)

d.2.

Amendment to Investment Advisory and Administration Agreement. (3)

e.

Not Applicable.

f.

Not Applicable.

g.

Custody Agreement. (4)

h.1.

Administration Agreement. (1)

h.2.

Accounting Services Agreement. (1)

i.

Opinion and consent. (2)

k.

Not Applicable.

l.

Subscription Agreement. (2)

m.

Not Applicable.

p.

Codes of Ethics of Fund and Investment Adviser (5)

(1)

Incorporated by reference to the corresponding exhibit to the Registration Statement.

(2)

Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(3)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(4)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(5)

Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

Item 29.

Persons Controlled by or Under Common Control with Registrant.

The Fund and the Adviser may be deemed to be under common control of S. Bob Rezaee, the Chairman of the Fund and President of the Adviser.

Item 30.

Indemnification

Reference is made to Article IV of the Registrant’s Agreement and Declaration of Trust filed as Exhibit a.  The application of these provisions is limited by Article 10 of the Registrant’s Amended and Restated By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.

The Advisor’s sole business is the management of the Fund and therefore not involved in any other related or unrelated businesses.

Item 32.

Principal Underwriters.

Not applicable.

Item 33.

Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34.

Management Services.

Not Applicable.

Item 35.

Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on April 01, 2013.

NEWMARK RISK-MANAGED       OPPORTUNISTIC FUND

      /S/    S. Bob Rezaee   ______

     By:  S. Bob Rezaee, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

/S/  S. Bob Rezaee_

S. Bob Rezaee

Chairman, Treasurer

April 01, 2013

and Trustee (Principal

Executive and Financial

Officer, and

Compliance Officer)

/S/ John Cerelli __

John Cerelli

Trustee

April 01, 2013

/S/  Patrick Gaynor

Patrick Gaynor

Lead Independent Trustee

April 01, 2013

PRASAD SERIES TRUST

POST-EFFECTIVE  AMENDMENT NO. 17-18

EXHIBIT INDEX

LIST OF EXHIBITS

1.j.

Consent of VB&T CPAs

Annual audited financial to be filed after the fiscal year ends on March 31, 2013